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                  JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)
                               SEPARATE ACCOUNT H

      SUPPLEMENT DATED MARCH 30, 2009 TO PROSPECTUSES DATED APRIL 28, 2008

This Supplement is intended to supplement prospectuses dated April 28, 2008 for VENTURE(R) OPPORTUNITY A SHARE VARIABLE ANNUITY AND VENTURE(R) OPPORTUNITY B SHARE VARIABLE ANNUITY Contracts issued by John Hancock Life Insurance Company (U.S.A.). We call each of these prospectuses an "annuity prospectus."

You should read this Supplement together with the annuity prospectus for the Contract you purchase and retain all documents for future reference. If you would like another copy of the annuity prospectus, please contact our Annuities Service Office at 1-800-344-1029 to request a free copy. You may also visit our website at www.jhannuities.com.

Effective May 4, 2009, we are restricting certain individual Variable Investment Options for Contracts purchased with a guaranteed minimum withdrawal benefit Rider. We are also restricting certain Model Allocations.

VARIABLE INVESTMENT OPTIONS

The following Variable Investment Options will not be available for Contracts purchased on or after May 4, 2009 with a guaranteed minimum withdrawal benefit
Rider:

     -    American Asset Allocation Trust

     -    American Fundamental Holdings Trust

     -    Core Allocation Plus Trust

     -    Franklin Templeton Founding Allocation Trust

TERMS OF RESTRICTION. Effective May 4, 2009, we will not allow new investors to transfer any Contract Value or Additional Purchase Payments into the above listed restricted Variable Investment Options ("Restricted Options"). However, if you own a Contract prior to May 4, 2009, and all or a portion of your Contract Value is allocated to one or more of the Restricted Options on the last day it was available, May 1, 2009, you may continue to allocate your Contract Value, including any Additional Purchase Payments, to that Restricted Option(s). After May 4, 2009, you will no longer be able to transfer amounts from another individual Variable Investment Option to the Restricted Options. Also, you will no longer be able to use a Restricted Option if you transfer all of your Contract Value out of that Restricted Option into any other available individual Variable Investment Options.


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MODEL ALLOCATIONS

We are restricting the following Model Allocations for Contracts purchased on or after May 4, 2009:

          MODEL ALLOCATION NAME

     -    Balanced: Growth & Income

     -    Balanced Toward Growth

     -    Growth Focus

TERMS OF RESTRICTION. Effective May 4, 2009, we will not allow new investors to allocate or transfer any Contract Value or Additional Purchase Payments into the above-listed restricted Model Allocations. However, if you own a Contract prior to May 4, 2009 and your Contract Value is allocated to a Model Allocation on the last day it is available, May 4, 2009, you may continue to allocate your Contract Value to that Model Allocation as long as:

     (a) you continue to allocate your entire Contract Value (other than amounts in a Fixed Account under our DCA Program), including Additional Purchase Payments, to that Model Allocation; and

     (b) you rebalance your entire Contract Value to that Model Allocation on a quarterly basis.

If you transfer any part of your Contract Value after May 4, 2009 to any other available Model Allocation or to any available individual Variable Investment Option(s), you will no longer be able to use a restricted Model Allocation.

WE RESERVE THE RIGHT TO RESTRICT THE AVAILABILITY OF VARIABLE INVESTMENT OPTIONS AND MODEL ALLOCATIONS AT ANY TIME.

You bear the investment risk of any Portfolio you choose as a Variable Investment Option. You can find a full description of each Portfolio, including the investment objectives, policies and restrictions of, and the risks relating to, investment in the Portfolio in the prospectus for that Portfolio. YOU CAN OBTAIN A COPY OF THE PORTFOLIO'S PROSPECTUS, WITHOUT CHARGE, BY CONTACTING US AT THE ANNUITIES SERVICE OFFICE AT 1-800-344-1029 OR IN NEW YORK STATE AT 1-800-551-2078. YOU SHOULD READ THE PORTFOLIO'S PROSPECTUS CAREFULLY BEFORE INVESTING IN THE CORRESPONDING VARIABLE INVESTMENT OPTION.

                                                        ______: 0309  333-146591
                                                                      333-146698


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